SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 11, 2000 --------------------------------------------------------------------

PAUL-SON GAMING CORPORATION
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(Exact name of Registrant as specified in charter)

Nevada ------------------------------------------------------------------------------------------------------------------------------ (State or other jurisdiction of incorporation)
0-23588 ---------------------------------------------- (Commission File Number)	88-0310433 --------------------------------------------- (IRS Employee Identification No.)

1700 S. Industrial Road, Las Vegas, Nevada                                                                    89102
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(Address of principal executive offices)                                                                        (Zip Code)

Registrant's telephone number, including area code	(702) 384-2425 ---------------------------------------------------------

Not Applicable
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(Former name or former address, if changed since last report)

Item 5.   Other Events

        As of December 11, 2000, the common stock (the "Common Stock") of Paul-Son Gaming Corporation (the "Company") was listed on The Nasdaq SmallCap Market. Previously, the Common Stock was listed on the Nasdaq National Market.

        For additional information concerning the foregoing, reference is made to the Company's press release dated December 12, 2000, a copy of which is attached as an exhibit hereto and incorporated by reference herein.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)    Financial Statements of Business Acquired.

Not Applicable.

(b)    Pro Forma Financial Information.

Not Applicable.

(c)    Exhibits.

99.1     Text of Press Release, dated December 12, 2000.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAUL-SON GAMING CORPORATION                     (Registrant)

Date: December _____, 2000	By:	/s/ Eric P. Endy ------------------------------------------------ Eric P. Endy Chairman of the Board, Chief Executive Officer, President and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description	Page Number
99.1	Text of Press Release, dated December 12, 2000.	5